UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,
dated as of January 1, 2007, providing for the issuance of
Asset Backed Certificates, Series 2007-FXD1)

Option One Mortgage Loan Trust 2007-FXD1
(Exact name of issuing entity as specified in its charter)

Option One Mortgage Acceptance Corporation
(Exact name of depositor as specified in its charter)

Option One Mortgage Corporation
(Exact name of sponsor as specified in its charter)

Delaware	333-130870-04	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, California	92618
(Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code: (914) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01 Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On January 30, 2007, a single series of certificates, entitled Option One Mortgage Loan Trust 2007-FXD1, Asset-Backed Certificates, Series 2007-FXD1 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2007 (the “Agreement”), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the “Depositor”), Option One Mortgage Corporation (“Option One”) as servicer (the “Servicer”) and Wells Fargo Bank, N.A. as trustee (the “Trustee”). The Certificates consist of twelve classes of certificates (collectively, the “Certificates”), designated as the “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class III-A-1 Certificates”, “Class III-A-2 Certificates”, “Class III-A-3 Certificates”, “Class III-A-4 Certificates”, “Class III-A-5 Certificates”, “Class III-A-6 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool of mortgage loans (the “Mortgage Pool”) of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $827,616,823.03 as of January 1, 2007 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated January 19, 2007, among Option One, Option One Mortgage Acceptance Corporation, Option One Mortgage Capital Corporation, Option One Owner Trust 2001-1A, Option One Owner Trust 2001-2, Option One Owner Trust 2002-3, Option One Owner Trust 2003-4, Option One Owner Trust 2003-5, Option One Owner Trust 2005-6, Option One Owner Trust 2005-7, Option One Owner Trust 2005-8 and Option One Owner Trust 2005-9. The “Class I-A-1 Certificates”, “Class II-A-1 Certificates”, “Class III-A-1 Certificates”, “Class III-A-2 Certificates”, “Class III-A-3 Certificates”, “Class III-A-4 Certificates”, “Class III-A-5 Certificates” and “Class III-A-6 Certificates” were sold by the Depositor to Greenwich Capital Markets, Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc., Deutsche Bank Securities Inc. and H&R Block Financial Advisors Inc., (the “Underwriters) pursuant to an Underwriting Agreement, dated January 19, 2007 (the “Underwriting Agreement”) among the Depositor, Option One and the Underwriters.

The Class C, Class P, Class R and Class R-X Certificates were delivered by the Depositor to the Sellers as partial consideration for the Mortgage Loans constituting the pool assets.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A-1	$273,043,000	5.866% per annum(3)
II-A-1	$272,242,000	5.866% per annum(3)
III-A-1	$87,696,000	Variable(2)
III-A-2	$30,493,000	5.599% per annum
III-A-3	$48,431,000	5.611% per annum
III-A-4	$46,012,000	5.860% per annum(3)
III-A-5	$32,528,000	5.957% per annum(3)
III-A-6	$27,240,000	5.662% per annum(3)
C	$9,931,723.03	N/A
P	$100.00	N/A
R	N/A	N/A
R-X	N/A	N/A

The Certificates, other than the “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates” and the Mortgage Loans are more particularly described in the Prospectus, dated April 3, 2006 and the Prospectus Supplement, dated January 19, 2007 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The “Class C Certificates”, “Class P Certificates”, “Class R Certificates” and “Class R-X Certificates” have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of January 19, 2007, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc., Deutsche Bank Securities Inc. and H&R Block Financial Advisors Inc., relating to the Series 2007-FXD1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2007-FXD1 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  /s/ March 12, 2007

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

By:	/s/ Charles R. Fulton
Name: Charles R. Fulton
Title: Assistant Secretary

Index to Exhibits

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of January 19, 2007, by and among the Depositor, Option One Mortgage Corporation, Greenwich Capital Markets, Inc., Banc of America Securities LLC, HSBC Securities (USA) Inc., Deutsche Bank Securities Inc. and H&R Block Financial Advisors Inc., relating to the Series 2007-FXD1 Certificates.

4.1
Pooling and Servicing Agreement, dated as of January 1, 2007, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Servicer and Wells Fargo Bank, N.A. as Trustee, relating to the Series 2007-FXD1 Certificates.